AXA Equitable Life Insurance Company

Supplement dated December 9, 2019 to Prospectus Dated September 30, 2019 for:

•	VUL Survivorship

This Supplement updates certain information in the most recent prospectus and statement of additional information you received and in any supplements to that prospectus and statement of additional information (collectively, the ‘‘Prospectus’’). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms and section headings we use in this Supplement have the same meaning as in the Prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service group referenced in the Prospectus.

The purpose of this Supplement is to provide you with information regarding certain changes as described below.

In Appendix II titled “State policy availability and/or variations of certain features and benefits” add the following text:

State	Features and Benefits	Availability or Variation
New York	See “Changes in Charges” in “Risk/benefit summary: Charges and expenses you will pay”

The following replaces the second paragraph in this section in its entirety:

Changes in policy cost factors (interest rates we credit to the Guaranteed Interest Option, cost of insurance rates, the premium charge, the administrative charge, any mortality and expense risk charge, and the rates for any additional benefit riders) will be on a basis that is equitable to all policies belonging to a given class, and will be determined based on reasonable assumptions as to expenses, mortality, investment income, persistency and, with respect to any rider that provides for accelerated death benefits for chronic illness, policy and contract claims associated with morbidity. For the sake of clarity, the assumptions referenced above include taxes; longevity; surrenders; lapses; conversions; disability; accident; illness; and with respect to the rates for any rider that provides accelerated death benefits for chronic illness, inability to perform activities of daily living and cognitive impairment, if applicable. Any change in policy cost factors will never result in an interest crediting rate that is lower than that guaranteed in the policy, or policy charges that exceed the maximum policy charges guaranteed in the policy. Any change in policy cost factors will be on a prospective basis; that is, any change will be determined based on future anticipated or emerging experience.

	See “Borrowing from your policy” in “Death benefits and accessing your money”	There is no minimum loan amount.

	See “Loan interest we charge” under “Borrowing from your policy” in “Death benefits and accessing your money”	Your policy will not terminate solely due to a change in the policy loan interest rate during the policy year.

	See “Cash Value Plus Rider” under “Other benefits you can add by rider” in “More information about policy features and benefits”	Amounts of increased surrender value provided by this rider before termination will be included in the amount of Net Cash Surrender Value applied to purchase fixed paid-up insurance available under the Fixed Paid-Up Option. Refer to your policy for a description of the Fixed Paid-Up Option.

	See “Assigning your policy” in “More information about procedures that apply to your policy”	We may restrict changes in ownership only to maintain the tax qualification status of the policy.

	See “Delay of guaranteed interest option proceeds” under “When we pay policy proceeds” in “More information about other matters”	Interest will be paid if we delay more than 10 days in paying proceeds from the guaranteed interest option.

AXA Equitable Life Insurance Company

1290 Avenue of the Americas

New York, NY 10104

212-554-1234

Copyright 2019 AXA Equitable Life Insurance Company. All rights reserved.

VUL Survivorship is issued by

AXA Equitable Life Insurance Company

EVM-12-19 (12.19) AR Mail/Inforce New Biz	Cat# 160788 (12.19) #815745